                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                               Michael K. Farrell
     Chairman of the Board, President, Chief Executive Officer and Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President, Chief Executive Officer and a Director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with T Mark fixed annuity (File No. 333-_______ and related File No. 033-33691), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of December, 2011.

                                         /s/ Michael K. Farrell
                                ------------------------------------
                                         Michael K. Farrell

                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                                Maria R. Morris
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Maria R. Morris, a Director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with T Mark fixed annuity (File No. 333-_______ and related File No. 033-33691), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of December, 2011.

                                       /s/ Maria R. Morris
                                ------------------------------------
                                       Maria R. Morris

                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                            Robert E. Sollmann, Jr.
                     Director and Executive Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Robert E. Sollmann, Jr., a Director and Executive Vice President of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with T Mark fixed annuity (File No. 333-________ and related File No. 033-33691), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of December, 2011.

                                       /s/ Robert E. Sollmann, Jr.
                                ------------------------------------
                                       Robert E. Sollmann, Jr.

                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                                Stanley J. Talbi
              Executive Vice President and Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, Executive Vice President and Chief Financial Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with T Mark fixed annuity (File No. 333-_______ and related File No. 033-33691), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of December, 2011.

                                       /s/ Stanley J. Talbi
                                ------------------------------------
                                       Stanley J. Talbi

                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                                Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with T Mark fixed annuity (File No. 333-__________ and related File No. 033-33691), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of December, 2011.

                                       /s/ Peter M. Carlson
                                ------------------------------------
                                       Peter M. Carlson